SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 1, 2009

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

SOUTHWESTERN ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3146	Delaware	72-0323455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed in the Annual Report on Form 10-K for the year ended December 31, 2008 of American Electric Power Company, Inc. (AEP), Ohio Power Company (OPCo) and Southwestern Electric Power Company (SWEPCo) (collectively, the “Company”) (the “2008 Annual Reports”), effective as of January 1, 2009, the Company adopted the provisions of the accounting pronouncement of the Financial Accounting Standards Board (“FASB”) titled Statement of Financial Accounting Standards (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The statement requires noncontrolling interests be reported in equity and establishes a new framework for recognizing net income or loss and comprehensive income by the controlling interest.

The adoption of this statement retrospectively reclassifies amounts presented in the Company financial statements; however, the adoption has no impact on AEP’s previously reported earnings per share or common shareholders’ equity and has no impact on the amount of OPCo’s or SWEPCo’s previously reported earnings applicable to common stock or common shareholder’s equity.

All other information in the 2008 Annual Reports remains unchanged. This Current Report on Form 8-K does not reflect events or developments that occurred after February 27, 2009, and does not modify or update the disclosures therein in any way, other than as required to reflect the adoption of SFAS No. 160 of FASB as described above and set forth in the attachments below, which are incorporated herein by reference. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Annual Report and any documents filed by the Company subsequent to February 27, 2009.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits:

Exhibit 12 – Ratios of Earnings to Fixed Charges - AEP, OPCo and SWEPCo

Exhibit 23 – Consents from Deloitte & Touche LLP - AEP, OPCo and SWEPCo

Exhibit 99.1 – Management Discussion and Analysis, Financial Statements and Footnote Disclosures for AEP, OPCo and SWEPCo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
OHIO POWER COMPANY
SOUTHWESTERN ELECTRIC POWER COMPANY

By:	/s/ Joseph M Buonaiuto_____________
Name:	Joseph M. Buonaiuto
Title:	Chief Accounting Officer

May 1, 2009